PLANT AND EQUIPMENT, NET - Plant and equipment, net (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2021 CNY (¥)	Sep. 30, 2021 USD ($)	Sep. 30, 2020 CNY (¥)
PLANT AND EQUIPMENT, NET
Plant and building	¥ 70,179		¥ 123,011
Machinery and equipment	57,203		64,734
Furniture and office equipment	12,353		12,363
Motor vehicles	3,580		3,586
Total	143,315		203,694
Accumulated depreciation	(94,631)		(88,243)
Plant and equipment, net	¥ 48,684	$ 7,507	¥ 115,451